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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): April 26, 2000




                         INFORUM COMMUNICATIONS, INC.
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            (Exact name of registrant as specified in its charter)




DELAWARE                           0-24687                       84-1360029
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(State or other            (Commission file number)          (Employer Identi-
incorporation)                                                   fication No.)




           600 South Cherry Street, Suite 400, Denver, Colorado 80246
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            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code:  (303) 316-0400


                         SkyLynx Communications, Inc.
                     ------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5:   OTHER EVENTS
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     Effective April 26, 2000, pursuant to shareholder approval, the Company's
Certificate of Incorporation was amended to change the name of the Company to "Inforum Communications, Inc."

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Exhibits
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Item      Title
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1.1       Certificate of Amendment of Certificate of Incorporation
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFORUM COMMUNICATIONS, INC.


Dated:  May 4, 2000                     By:  /s/ Jeffery A. Mathias
                                             --------------------------------
                                             Jeffery A. Mathias, President